Note 7 - Income Taxes	12 Months Ended
Mar. 31, 2025
Notes to Financial Statements
Income Tax Disclosure [Text Block]

Note 7 – Income Taxes

The Company files U.S. federal and various U.S. state income tax returns. Due to the Company’s losses, there was no income tax expense for the years ended March 31, 2025 and 2024 (in thousands):

	March 31,		March 31,
	2025		2024
	Amount	%	Amount	%
Tax benefit at the U.S. federal statutory rate	$(2,396)	21.00%	$(3,239)	21.00%
Tax rate change	—	—	—	—
Permanent differences	5	(0.05)%	1,697	(11.01)%
Return to provision	(44)	0.39%	(69)	0.45%
Change in state rate	234	(2.05)%	(190)	1.23%
State tax (net of federal benefit)	(63)	0.55%	(192)	1.24%
Valuation allowance	2,264	(19.84)%	1,993	(12.91)%
Effective income tax rate	$—	—%	$—	—%

The effective income tax rate varied from the statutory rate in 2025 primarily due to permanent differences and the increase in the valuation allowance. The effective income tax rate varied from the statutory rate in 2024 primarily as a result of the increase in the valuation allowance.

Deferred tax assets and liabilities consist of the following (in thousands):

	March 31,	March 31,
	2025	2024
Assets related to:
Capitalized R&D costs	$1,380	$602
Net operating losses	761	2,643
Accruals and reserves	3,438	72
Stock-based compensation	450	142
Total deferred tax assets	6,029	3,459
Valuation allowance for deferred tax assets	(5,723)	(3,459)
Net deferred tax assets	306	—
Liabilities related to:
Section 481A method change	(306)	—
Net deferred tax liabilities	(306)	—
Net deferred tax	$—	$—

At March 31, 2025, the Company had U.S. federal net operating loss ("NOL") carry forwards of $3.6 million. Approximately $0.9 million of the U.S. federal NOLs will start expiring in 2037. Additionally, the Company generated a U.S. federal NOL carry-forward of approximately $2.7 million post-2017 to 2024. Under the new Tax Act, post-2017 federal NOL carry forwards do not expire, but can only offset 80% of taxable income in the year the loss carry forward is used.

Sections 382 and 383 of the Internal Revenue Code limit the annual use of NOL  carry-forwards and tax credit carry forwards, respectively, following an ownership change. NOL carry-forwards may be subject to annual limitations under Internal Revenue Code Section 382 (Section 382) (or comparable provisions of state law) if certain changes in ownership were to occur. Determination of ownership change, or limitation hasn’t been calculated; however, the Company will perform the NOL limitation analysis under Section  382 before any NOLs are expected to be utilized.

The Company has recorded a full valuation allowance against its net total deferred tax assets as of March 31, 2025 and 2024 because management determined that it is not more-likely-than not that those assets will be realized. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of deferred assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. During the year ended March 31, 2025, the valuation allowance increased by $2.3 million mainly due to additional capitalized R&D and Start-up Costs.

The Company is subject to income taxes in the U.S. federal jurisdiction and various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. As of March 31, 2025, all of the tax years remained open to examination by the federal and state taxing authorities, for three or four years from the tax year in which net operating losses or tax credits are utilized completely.

As of March 31, 2025, the Company has no uncertain tax positions.